UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest reported) March 12, 2003
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                             American Skiing Company
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             (Exact name of Registrant as specified in its charter)
        Delaware                   I-13057                   04-3373730
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)



136 Heber Ave. Suite 303, Park City, Utah                  84060
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (435) 615-0340
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Item 5.  Other Events

     Registrant is filing this Form 8-K in order to file a recent earnings press release, which is attached below as Exhibit 99.1. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

     THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO ALL DOCUMENTS FILED BY AMERICAN SKIING COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERICAN SKIING COMPANY

Date:  March 12, 2003              /s/ Foster A. Stewart, Jr.
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                                Name:    Foster A. Stewart, Jr.
                                Title: Senior Vice President and General Counsel

Exhibit

99.1     Press release of American Skiing Company dated March 12, 2003